Exhibit 99.1

View, the leader in Smart Windows, to Merge with CF Finance Acquisition Corp. II

●	The combined company will be called View, Inc. and will be publicly listed on the NASDAQ market

●	The transaction values View at an enterprise value of $1.6 billion, and is expected to provide up to $800 million in proceeds, including a fully committed PIPE of $300 million and up to $500 million of cash held in the trust account of CF Finance Acquisition Corp. II

●	This issuance is green-certified with a Second Party Opinion (SPO) performed by Sustainalytics, a Morningstar company

●	Investor video and management presentation will be made available on View’s website

Milpitas, CA & New York, NY (November 30, 2020): View, Inc. (“View”), a Silicon Valley-based smart window company, and CF Finance Acquisition Corp. II (Nasdaq: CFII) (“CF II”), a special purpose acquisition company sponsored by Cantor Fitzgerald, today announced they have entered into a definitive merger agreement. The combined company will be called View, Inc. and will be publicly listed on the NASDAQ market following the close of the transaction.

View is the market leader in next-generation smart windows that use artificial intelligence and machine learning which will tint the glass to optimize natural light while controlling heat and glare to enhance mental and physical well-being for occupants, creating smart connected buildings which reduce energy consumption and greenhouse gas (GHG) emissions.

View serves diverse real estate segments including corporate office, airports, multifamily, education, and healthcare. Strong secular tailwinds of climate change, human health and smart buildings are driving demand for View’s smart windows. Environmental, social and governance initiatives and growing government regulations require buildings to retrofit and become energy efficient and net-zero-energy dwellings.

Following the closing of the transaction, View Chairman and CEO, Dr. Rao Mulpuri, and CFO, Vidul Prakash, will continue to lead View, supported by a deep and talented management team with substantial experience scaling high-growth businesses.

Dr. Mulpuri stated, “Climate change and human health are two of the most important challenges and opportunities of our time, and View is well-positioned to use technology to drive change across the real estate industry. View has created groundbreaking products, covered by over 1,000 patents and built state of the art manufacturing operations in the United States. As we become a public company and continue on our growth strategy, we are very excited to partner with Howard Lutnick and the team at Newmark, which will enable us to leverage their deep commercial real estate expertise.”

Howard Lutnick, Chairman and CEO of Cantor Fitzgerald, CF Finance Acquisition Corp. II, and Chairman of Newmark Group, stated, “View’s smart windows are a gamechanger that will revolutionize the real estate experience. Buildings will no longer need blinds and shades, which will enhance the experience of building occupants, substantially reduce energy usage, and improve space utilization. We are excited to be working with Rao and the team at View to not only help deliver the capital needed to further build out View’s capacity, but also leverage our real estate platforms to create awareness, scale and drive change across the real estate industry.”

Transaction Details

The Board of Directors of each of View and CF Finance Acquisition Corp. II have unanimously approved the transaction. The transaction will require the approval of the stockholders of CF Finance Acquisition Corp. II and View, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the first quarter of 2021.

Assuming no redemptions by CF II stockholders, the transaction is expected to deliver up to $800 million of gross proceeds including the contribution of up to $500 million of cash held in CFII’s trust account from its initial public offering. The transaction is further supported by a $300 million private investment in public equity (“PIPE”) at $10.00 per share.

All cash remaining in CF II at the closing after paying off transaction expenses and CF II liabilities is expected to be used to retire debt and to add cash to View’s balance sheet for working capital, growth capex and other general corporate purposes.

Advisors

Goldman Sachs & Co. LLC is acting as exclusive financial advisor to View. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to View.

Cantor Fitzgerald & Co. is acting as financial and capital markets advisor to CF II. Hughes Hubbard & Reed LLP and Ellenoff Grossman & Schole LLP are acting as legal advisors to CF II.

Cantor Fitzgerald & Co. and Goldman Sachs & Co. LLC served as placement agents for the PIPE financing.

Investor video and management presentation will be made available at https://view.com/investor-relations. The management presentation and a transcript of the investor video will be filed with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K, and available on the SEC website at www.sec.gov.

About View

View is a technology company creating smart and connected buildings to improve people’s health and wellness, while simultaneously reducing energy consumption. View is also the market leader in smart windows that let in natural light and views and enhance mental and physical well-being by reducing headaches, eyestrain and drowsiness. Every View installation includes a 'smart building platform' that consists of power, network and communication infrastructure. For more information, please visit: view.com

About CF Finance Acquisition Corp. II

CF Finance Acquisition Corp. II is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CF II’s efforts to identify a prospective target business are not limited to a particular industry or geographic region, but CF II intends to focus on industries where its management team and founders have experience, including the financial services, healthcare, real estate services, technology and software industries. CF Finance Acquisition Corp. II is led by Chairman and Chief Executive Officer Howard W. Lutnick.

About Cantor Fitzgerald

CF II is sponsored by Cantor Fitzgerald. Cantor Fitzgerald, with over 12,000 employees, is a leading global financial services group at the forefront of financial and technological innovation and has been a proven and resilient leader for over 70 years. Cantor Fitzgerald & Co. is a preeminent investment bank serving more than 5,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, prime brokerage, and commercial real estate and for its global distribution platform. Cantor Fitzgerald & Co. is one of the 24 primary dealers authorized to transact business with the Federal Reserve Bank of New York. For more information, please visit: www.cantor.com.

Important Information and Where to Find It

This press release relates to a proposed transaction between CF II and View. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, CF II intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all CF II stockholders. CF II also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CF II are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF II through the website maintained by the SEC at www.sec.gov or by directing a request to CF II to 110 East 59th Street, New York, NY 10022 or via email at CFFinanceII@cantor.com or at (212) 938-5000.

Participants in the Solicitation

CF II and View and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF II’s stockholders in connection with the proposed transaction. Information about CF II’s directors and executive officers and their ownership of CF II’s securities is set forth in CF II’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF II or View, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF II and View. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CF II’s securities, (ii) the risk that the transaction may not be completed by CF II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CF II, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of CF II, the satisfaction of the minimum trust account amount following any redemptions by CF II’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE Investments, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on View’s business relationships, operating results, and business generally, (vii) risks that the transaction disrupt current plans and operations of View and potential difficulties in View employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against View or against CF II related to the merger agreement or the transaction, (ix) the ability to maintain the listing of CF II stock on the Nasdaq Stock Market, (x) volatility in the price of CF II’s securities, (xi) changes in competitive and regulated industries in which View operates, variations in operating performance across competitors, changes in laws and regulations affecting View’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities,(xiii) the potential inability of View to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (xiv) the enforceability of View’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which View operates, and (xvi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CF II’s Quarterly Reports on Form 10-Q, the registration statement that includes a proxy statement/prospectus on Form S-4 and other documents filed by CF II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and View and CF II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither View nor CF II gives any assurance that either View or CF II will achieve its expectations.

Contacts:

For Investors:

IR@View.com

Sheila Ennis / Brandon Jiang

415-745-3294 / 212-940-9586

For Media:

Tom Johnson / Will Braun

212-371-5999

tbj@abmac.com / whb@abmac.com

For CF Finance Acquisition Corp. II:

Karen Laureano-Rikardsen

klrikardsen@cantor.com

212-829-4975

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